UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

Due to guidance from the Centers for Disease and Control and Prevention (CDC), B2Digital, Incorporated, a Delaware corporation (the “Company”), has indefinitely cancelled all scheduled events due to the COVID-19 outbreak in the United States. In the meantime, the Company will continue to broadcast full replays of past B2 Fighting Series LIVE events and TV style talk shows on the B2 Social Media Network (B2SN). The Company has implemented “Replay Fridays” and broadcasted its first “Replay Fridays” on Friday March 20, 2020, which had over 4,000 fans tuned in to watch the LIVE Replay of Colosseum Combat 52. The Company plans to keep connected and to communicate directly with the Company’s over 75,000 unique B2SN MMA fans and customers via the B2 Social Media Network.

The Company is supplementing the risk factors previously disclosed in the Company’s Post Qualification Amendment to Form 1-A qualified on October 9, 2019 with the following risk factor:

The current coronavirus (COVID-19) outbreak could have a material adverse impact on our business, results of operations, and financial condition.

We believe COVID-19 may negatively affect our business and could continue to do so in the foreseeable future. COVID-19 has resulted in restrictions, postponements and cancelations of various sports and other events and has required us to cancel our upcoming events. Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty and could make it impossible for us to stage our live events for the foreseeable future. The impact, extent and duration of the government-imposed restrictions on travel, public gatherings and sports and other large-scale events as well as the overall effect of the COVID-19 virus is currently unknown but could have a material adverse effect on our business, financial condition and/or results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: March 23, 2020	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer